SECURITIES AND EXCHANGE COMMISSION


Washington, D.C.  20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of  earliest event reported)  January 1, 1995

CCH INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware                                     0-315                  36-093685
(State or other  jurisdiction                    (Commission   (IRS
Employer
 of incorporation or organization)            file number)
Identification No.)

2700 Lake Cook Road
Riverwoods, Illinois                                        60015
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (708) 267-7000.

COMMERCE CLEARING HOUSE, INC.
(Former name or former address, if changed since last report.)

Item 5. Other Events. CCH INCORPORATED changed its stock symbol and finalized its name change. Please see Exhibit "A" attached which is incorporated herein in its entirety.












SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CCH INCORPORATED


                                             _______________________________
                                                          Edward L. Massie
                                         President & Chief Executive Officer
                                                          (Director)



                                            ________________________________
                                                          John I. Abernethy
					Chief Financial Officer


Date:  January 13, 1995


























EXHIBIT A

NEWS RELEASE

CONTACT:	Mary Dale Walter
		708-267-2038



CCH INCORPORATED CHANGES STOCK SYMBOL,

FINALIZES NAME CHANGE



(JANUARY 3, 1995, Riverwoods, Ill.) -- Commerce Clearing House, Inc., the publisher of legal information and software, said today that it has changed its NASDAQ stock symbol and finalized its previously announced name change.

Effective January 1, 1995, the company stock, (formerly listed as CCLR A and
 CCLR B) will be listed as CCHI A and CCHI B on NASDAQ. The change reflects the company's new corporate name, CCH INCORPORATED.

CCH announced in December 1993 that it was moving to the name CCH INCORPORATED and the new name was legally adopted by the Riverwoods, Ill. - based company, effective January 1, 1995.

CCH INCORPORATED with 1993 revenues of $578 million, is a leading provider of tax and business law information, software and services for accounting, legal, securities, human resources and health care professionals.